UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 15, 2017

Date of report (date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of principal executive offices) (Zip Code)

(303) 396-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On March 15, 2017, the Company issued a press release that included the Company’s open letter to shareholders. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01. Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Shareholder Letter dated March 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

By:	/s/ Peter Lynch
Name: Peter Lynch Title: Chief Financial Officer

Date: March 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Shareholder Letter dated March 15, 2017